Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT TO AGREEMENTS

This First Amendment to Agreements (the “First Amendment”) is made effective as of the date of the last signature below (the “First Amendment Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business being 830 Winter Street, Waltham, Massachusetts 02451, USA, and Eli Lilly and Company, an Indiana corporation (“Lilly”), with its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.  ImmunoGen and Lilly are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen and Lilly are parties to that certain Multi-Target Agreement made effective as of December 19, 2011 (the “Multi-Target Agreement”) and that certain License Agreement made effective as of August 26, 2013 (the “8/26/2013 License Agreement”); and

WHEREAS, the Parties desire to amend the Multi-Target Agreement and the 8/26/2013 License Agreement in the manner set forth in this First Amendment; and

WHEREAS, the capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Multi-Target Agreement and the 8/26/2013 License Agreement, as applicable;

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the Parties agree and covenant as follows.

Multi-Target Agreement

I.                                        Section 3.3 of the Multi-Target Agreement is hereby deleted in its entirety and replaced with the following:

3.3                                Number of Exclusive Licenses; Upfront Fees.  Anything contained in this Agreement to the contrary notwithstanding, Lilly may take Exclusive Licenses to up to a total of three (3) Reserve Option Targets during the Term.  Except as set forth below, each Exclusive License shall provide for an upfront fee, payable by Lilly to ImmunoGen within [***] days following the Effective Date of such Exclusive License.  From and after the First Amendment Effective Date, (a) no upfront fee is due for one (1) of the two (2) remaining Exclusive Licenses available hereunder (the “No

ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Upfront Fee License”), and (b) the upfront fee for the other of the two (2) remaining Exclusive Licenses available hereunder shall be Two Million United States Dollars ($2,000,000).  Lilly shall have the right to designate in its sole discretion which Exclusive License taken after the First Amendment Effective Date shall be the No Upfront Fee License.  For purposes of clarity, Lilly’s designation of the first Exclusive License taken after the First Amendment Effective Date as the No Upfront Fee License shall not create any obligation on the part of Lilly to take the remaining Exclusive License hereunder.  Subject to Section 3.4 hereof, if an Exclusive License is terminated at any time for any reason, such terminated Exclusive License shall nevertheless continue to be counted against the aggregate number of Exclusive Licenses available to Lilly under this Section 3.3.

II.                                   Section 5.1 of the Multi-Target Agreement is hereby amended by adding the following new paragraph at the end thereof:

In connection with Lilly’s exercise of its right to extend the term of this Agreement beyond the Initial Term or the First Extended Term in accordance with Sections 8.1(b) and 8.1(c) hereof, Lilly agrees in each case to pay ImmunoGen a Term extension fee (the “Extension Fee”) in the amount of [***] ($[***]) payable in accordance with Section 5.3 hereof at any time prior to the expiration of the Initial Term or the First Extended Term, as the case may be, which Extension Fees shall be non-refundable and non-creditable.

III.                              Section 8.1 of the Multi-Target Agreement is hereby deleted in its entirety and replaced with the following:

8.1                                Term.

(a)                                 Initial Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the third (3rd) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Initial Term”).

(b)                                 First Extended Term.  If this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Lilly in accordance with Section 8.2(b) hereof) on or before the expiration of the Initial Term,

ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

then Lilly may extend the term of this Agreement from the end of the Initial Term until June 19, 2015, subject to earlier termination in accordance with Section 8.2 hereof (the “First Extended Term”), by providing written notice and by paying the Extension Fee in accordance with Section 5.1 hereof at any time prior to the expiration of the Initial Term.

(c)                                  Second Extended Term.  If this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Lilly in accordance with Section 8.2(b) hereof) on or before the expiration of the First Extended Term, then Lilly may extend the term of this Agreement from the end of the First Extended Term until December 19, 2015, subject to earlier termination in accordance with Section 8.2 hereof (the “Second Extended Term”), by providing written notice and by paying another Extension Fee in accordance with Section 5.1 hereof at any time prior to the expiration of the First Extended Term.  The Initial Term, together with the First Extended Term and the Second Extended Term, if applicable, shall be referred to herein collectively as the “Term.”  The foregoing notwithstanding, the Term shall automatically expire once Lilly has taken the maximum number of Exclusive Licenses available to Lilly pursuant to Section 3.3 hereof.

IV.                               Footnotes 2, 3 and 4 to the form of License Agreement attached to the Multi-Target Agreement as Schedule A are hereby deleted in their entirety and replaced with the following:

(2)         Insert Zero U.S. Dollars ($0.00) in the No Upfront Fee License taken under the Multi-Target Agreement after the First Amendment Effective Date.  Insert Two Million U.S. Dollars ($2,000,000) in any other Exclusive License taken under the Multi-Target Date after the First Amendment Effective Date.

(3)         Insert $[***] in the No Upfront Fee License taken under the Multi-Target Agreement after the First Amendment Effective Date.  Insert $[***] in any other Exclusive License taken under the Multi-Target Agreement after the First Amendment Effective Date.

(4)         Insert $[***] in the No Upfront Fee License taken under the Multi-Target Agreement after the First Amendment Effective Date.  Insert $[***] in any other Exclusive License taken under the Multi-Target Agreement after the First Amendment Effective Date.

ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

8/26/2013 License Agreement

V.                                    Sections 5.1 and 5.2 of the 8/26/2013 License Agreement are hereby deleted in their entirety and replaced with the following:

5.1                                Upfront Fee.  In consideration of the grant of the license described in Section 2.1 hereof and the mutual covenants contained in the First Amendment, Lilly hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of Two Million United States Dollars ($2,000,000) payable in accordance with Section 5.6(d) hereof within [***] days after the First Amendment Effective Date, which Upfront Fee shall be non-refundable and non-creditable.

5.2                                Milestone Payments for Licensed Products.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, Lilly will make the following payments to ImmunoGen in accordance with Section 5.6(d) hereof within [***] days after Lilly’s receipt of an invoice from ImmunoGen reflecting the first occurrence of each of the milestones set forth below:

Clinical Milestones	Milestone Payment

(a) Initiation of first Phase I Clinical Study for a Licensed Product		$5.0 Million

[***]	$	[***]

[***]	$	[***]

Regulatory Milestones

[***]	$	[***]

[***]	$	[***]

Sales Milestones

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

If the milestone described in [***] above occurs before milestone described in [***] above, the milestone payment payable upon the occurrence of the milestone described in [***] above shall be increased from $[***] to $[***], and no milestone payment will be payable with respect to any [***] of the [***].  It is hereby acknowledged and agreed that any milestone payment shall be [***], with respect to the [***] of the [***], regardless of how many times [***] is [***] and [***].  All milestone payments shall be nonrefundable and noncreditable.  Lilly shall notify ImmunoGen of the achievement of each milestone hereunder as provided in Section 3.5(b) hereof.

Miscellaneous

VI.                               The Parties hereby confirm and agree that each of the Multi-Target Agreement and the 8/26/2013 License Agreement, as amended by this First Amendment, remains in full force and effect.  References in the Multi-Target Agreement to “Agreement” mean the Multi-Target Agreement as amended by this First Amendment, and references in the 8/26/2013 License Agreement to “Agreement” mean the 8/26/2013 License Agreement as amended by this First Amendment.

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ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this First Amendment to Agreements to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		ELI LILLY AND COMPANY

By:	/s/ Peter Williams	By:	/s/ Jan M. Lundberg

Name:	Peter Williams	Name:	Jan M. Lundberg, PhD

Executive Vice President, Science &
Title:	Vice President	Title:	Technology and President, LRL

Date:	12/9/2013	Date:	12/4/2013

ImmunoGen/Lilly Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.